UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2023

Clovis Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35347	90-0475355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Flatiron Parkway, Suite 110 Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading symbol(s)(1)	Name of each exchange on which registered
Common Stock par Value $0.001 per Share	CLVSQ	N/A

(1)

On December 21, 2022, our common stock was suspended from trading on the NASDAQ Global Select Market (“NASDAQ”). On December 21, 2022, our common stock began trading on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “CLVSQ.” On December 29, 2022, NASDAQ filed a Form 25 delisting our common stock from trading on NASDAQ, which delisting became effective at the opening of the trading session on January 9, 2023.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 3.03	Material Modifications to the Rights of Security Holders.

As previously disclosed, on December 11, 2022, Clovis Oncology, Inc. (the “Company”) and certain of its subsidiaries (such subsidiaries being Clovis Oncology Ireland Limited (“Clovis Ireland”) and Clovis Oncology UK Limited (“Clovis UK”, and together with the Company and Clovis Ireland, the “Debtors”)) filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”).

On June 16, 2023, the Court entered an order (the “Confirmation Order”) confirming the Third Amended Joint Chapter 11 Plan of Liquidation for Clovis Oncology, Inc. and Its Affiliated Debtors, dated June 13, 2023 (as amended, modified, or supplemented from time to time, the “Plan”). The Company expects the Plan to become effective on or about July 7, 2023.

Under the Plan, all outstanding shares of common stock of the Company (including shares of common stock issuable under equity awards granted under the Company’s equity incentive plans) will be canceled and discharged and holders of such equity interests will not receive or retain any property on account thereof at this time. In the event that there is in excess of $250,000 of value remaining in the Debtors’ estates following payment in full of all creditors and claim holders of the Debtors (including all secured and unsecured creditors), the Liquidation Trustee, the trustee designated by the Plan to oversee the wind-down and liquidation of the Debtors and their subsidiaries and their remaining estates, may, in the Liquidation Trustee’s reasonable judgment, issue nontransferable contingent value rights to holders of common stock of the Company as of April 18, 2023, entitling such holders to the right to receive contingent distributions from the assets of the Liquidation Trust, if any. The Company does not currently anticipate that all senior creditors will be paid in full, and therefore does not expect that equityholders of the Company will receive any distribution under the Plan.

The Company’s securityholders are cautioned that trading in the Company’s securities is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Cases.

Item 7.01	Regulation FD Disclosure.

On June 30, 2023, the Company, Clovis UK and Clovis Ireland each filed their monthly operating reports (collectively, the “Monthly Operating Reports”), with the Court for the reporting month ended May 31, 2023, copies of which are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

The Company expects to file future Monthly Operating Reports and other documents with the Court while the Cases remain pending. The filing of such reports and other documents may not be accompanied by a Form 8-K filing. The reports and other documents will also be available for review free of charge at https://cases.ra.kroll.com/Clovis/. Investors should review this website for additional information regarding the Company and the Cases.

Cautionary Note Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to the Company’s securities. The Monthly Operating Reports are limited in scope and have been prepared solely for the purpose of complying with requirements of the Court. The Monthly Operating Reports were not reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment. The financial information in the Monthly Operating Reports are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The Monthly Operating Reports also relate to periods that are different from the historical periods required in the Company’s reports pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this current report (including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual financial condition and liquidity may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about payments to creditors and recoveries by equityholders. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Clovis Oncology, Inc., Monthly Operating Report, dated May 31, 2023.

99.2	Clovis Oncology Ireland Limited, Monthly Operating Report, dated May 31, 2023.

99.3	Clovis Oncology UK Limited, Monthly Operating Report, dated May 31, 2023.

104	The cover page from Clovis Oncology, Inc.’s Current Report on Form 8-K is formatted in iXBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2023
CLOVIS ONCOLOGY, INC.

	By:	/s/ Paul Gross
	Name:	Paul Gross
	Title:	Executive Vice President and General Counsel